                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 21.1

              LIST OF ACTIVE SUBSIDIARIES, MSX INTERNATIONAL, INC.

MSX International (Holdings), Inc.                                                               (Delaware)

         MSX International Services (Holdings), Inc.                                             (Delaware)
                  MSX International Canada Limited                                               (Canada)
                  MSX International (Thailand) Co., Ltd.                                         (Thailand)

         MSX International European (Holdings), L.L.C.                                           (Delaware)
                  MSX International Netherlands (Holdings) C.V. (1)                              (Netherlands)
                           MSX International Netherlands B.V.                                    (Netherlands)
                                    MSX International Polska Sp.zo.o.                            (Poland)
                                    MSX International do Brasil Ltda.                            (Brazil)
                                    MSX International de Mexico, S.A. de C.V.                    (Mexico)
                                    MSX International Australia Pty Limited                      (Australia)
                                    MSX Services (Malaysia) Sdn. Bdh.                            (Malaysia)
                                    MSX International Sweden AB                                   (Sweden)
                                    MSX International Holdings Italia S.r.l.                     (Italy)
                                            Satiz S.r.l.                                         (Italy)
                                                     Satiz do Brasil Ltda                        (Brazil)
                                                     Satiz Poland Sp.zo.o.                       (Poland)
                                    MSX International TechServices, S.A.                         (Spain)
                                            MSX International Business Services France           (France)
                                    MSX International Holdings Limited                           (UK)
                                            MSX Holding GmbH                                     (Germany)
                                                     MSX International GmbH                      (Germany)
                                                     MSX International Engineering GmbH          (Germany)
                                                          CADFORM MSX Engineering GmbH           (Germany)
                                            MSX International Limited                            (UK)
         MSX International Business Services, Inc.                                               (Delaware)
                  Creative Technology Services, L.L.C.                                           (Michigan)

         MSX International Engineering Services, Inc.                                            (Delaware)
                  Pilot Computer Services, Incorporated                                          (California)
                  MegaTech Engineering, Inc.                                                     (Michigan)
                  Chelsea Computer Consultants, Inc.                                             (New York)
                           Millennium Computer Systems, Inc.                                     (New York)
                  Management Resources International, Inc.                                       (Michigan)
                           MSX International Platform Services, LLC (2)                          (Michigan)
                  Intranational Computer Consultants                                             (California)
                  Programming Management & Systems, Inc.                                         (Missouri)
                  MSX International Strategic Technology, Inc.                                   (Michigan)
         MSX International Technology Services, Inc.                                             (Delaware)

         MSX International DealerNet Services, Inc.                                              (Delaware)
                  MSX International DealerNet Services B.V.                                      (Netherlands)

         (1) Owned jointly by MSX International (Holdings), Inc., MSX International Services (Holdings), Inc., and MSX International European Holdings LLC.

         (2) Owned jointly by MSX International Business Services, Inc. (1%) and Management Resources International, Inc. (99%)